UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2020 (November 10, 2020)
________________
Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)
________________

Delaware	1-12383	25-1797617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of principal executive offices, including zip code)
+1 (414) 382-2000
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.	Regulation FD Disclosure

On July 28, 2020, the Company announced that beginning in fiscal year 2021, the Company will modify its business structure and report revenue and segment operating earnings based on three operating segments with no change to the Company's consolidated results. On November 10, 2020, the Company announced that beginning in fiscal year 2021, the Company is also changing its definition of Adjusted Income and Adjusted EPS to exclude the impact of purchase accounting depreciation and amortization expense and the related tax effects of such exclusion. Its definition of Adjusted Effective Tax Rate is also changing to correspond to the purchase accounting items now being excluded from Adjusted Income.

Exhibit 99 provides recast segment information under the new structure and recast reconciliations of net income attributable to Rockwell Automation, diluted EPS, and effective tax rate to Adjusted Income, Adjusted EPS and Adjusted Effective Tax Rate, respectively, under the new definitions for fiscal 2018, 2019 and 2020. The Company will also make this information available on its website (https://www.rockwellautomation.com) through the “Investors” link.

The information in this Item 7.01, including the corresponding Exhibit 99, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99	Recast segment, Adjusted Income, Adjusted EPS, and Adjusted Effective Tax Rate information.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/S/ REBECCA W. HOUSE
Rebecca W. House
Senior Vice President, Chief Administrative and Legal Officer and Secretary
Date: November 10, 2020

EXHIBIT INDEX

Exhibit Number	Description
99	Recast segment, Adjusted Income, Adjusted EPS, and Adjusted Effective Tax Rate information.
104	Cover Page Interactive Data File, formatted in inline XBRL.